UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

CORVEX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40254	82-4233771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3401 North Fairfax Drive, Suite 3230, Arlington, Virginia	22226
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) GET-GPUS ((866) 438-4787)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MOVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 19, 2026, Corvex, Inc., formerly named Movano Inc. (the “Company”) completed its acquisition (the “Merger”) of Corvex Legacy Holdings, Inc., formerly named Corvex, Inc. (“Corvex OpCo”), in accordance with the terms of the Amended and Restated Agreement and Plan of Merger, dated March 19, 2026 (the “Merger Agreement”), by and among the Company, Thor Merger Sub Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), and Corvex OpCo.

Filed herewith as Exhibit 99.1 to this Form 8-K, are (i) the unaudited pro forma condensed combined financial statements of the Company and Corvex OpCo for the three months ended March 31, 2026, as if the Merger had occurred on January 1, 2026 and (ii) the unaudited pro forma condensed combined financial statements of the Company and Corvex OpCo for the year ended December 31, 2025, as if the Merger had occurred on January 1, 2025. The unaudited pro forma condensed combined financial information has been presented consistent with the pro forma financial information previously disclosed in the Company’s Exhibit 99.3 on Form 8-K filed on May 1, 2026. Such presentation has been updated solely to update the classification of certain items in the pro forma condensed combined statements of operations to conform to the Company’s presentation and does not reflect any changes to the underlying transaction accounting adjustments previously reported.

All the pro forma financial statements and other pro forma information included in this Current Report on Form 8-K have been prepared on the basis of certain assumptions and estimates and are subject to other uncertainties and do not purport (i) to reflect what the Company’s actual results of operations or financial condition would have been had the Merger been consummated on the dates assumed for purposes of such pro forma financial statements or (ii) to be indicative of the Company’s financial condition, results of operations or metrics as of or for any future date or period.

Exhibit 99.1 does not modify or update the consolidated financial statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, or of Corvex OpCo included in the Company’s Current Report on Form 8-K/A, filed with the SEC on May 1, 2026, nor does it reflect any subsequent information or events.

The Company is filing as Exhibit 99.2 to this Form 8-K unaudited supplemental non-GAAP financial information.

The information in this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Combined Financial Information of Corvex, Inc. as of and for the three months ended March 31, 2026 and for the year ended December 31, 2025.

99.2	Unaudited Supplemental Non-GAAP Financial Information

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVEX, INC.

Date: May 19, 2026	By:	/s/ J Cogan
J Cogan
Chief Financial Officer

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